Investor Presentation First Quarter 2012

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 , including statements regarding the business of the Company and its industry generally, business strategy and prospects . These statements are based on the Company’s estimates, projections, beliefs and assumptions and are not guarantees of future performance . These forward - looking statements are subject to various risks and uncertainties, which may cause actual results to differ materially from the forward - looking statements . The Company disclaims any obligation to update these forward - looking statements except as required by law .

What is Vringo ? • Vringo is a Distribution Platform for mobile social apps and services. • T ogether with our mobile carrier relationships and handset partners we seek to enhance the mobile experience for an increasing number of users around the world . • Our applications and services are utilized on over 1 billion mobile interactions* per year and growing. *Phone Calls, Text Messages, Billing Attempts

Investment Highlights • Experienced Management Team • Early Mover Advantage • Market Opportunity – Right Place, Right Time • World Class Partners • Proprietary Distribution Platform • Multiple Revenue Streams • Patented Portfolio of Technology • Undervalued vs. Peer Group

Stock Information • Stock Symbol: VRNG • Exchange: NYSE Amex • Recent Price (2/6/12) $1.40 • Avg. Daily Volume (30 Day) 393,000 • 52 - Week Range: $0.68 to $3.30 • Shares Outstanding: 13.7 million • Industry: Mobile Social • Headquarters: New York • Key Investors: Benchmark Capital and DAG Ventures * * Leading Silicon Valley Venture Capital Firms. Prior investments include: eBay (EBAY), Twitter, AdMob (acquired by Google), Zipcar (ZIP), Plaxo (acquired by Comcast), Segway, and Yelp

Experienced Management Team Jon Medved , Founder and CEO • Brings more than 26 years of experience in technology start - ups including MERET (acquired by Amoco/BP) and Accent ( Nasdaq : ACNTF) • “One of Israel’s leading venture capitalists” (Washington Post) • Founder of Israel Seed Partners with exits including: Answers Corp. ( NasdaqCM : ANSW), Shopping.com (acquired by eBay Inc. for $640 M), Compugen ( Nasdaq : CGEN), Native Networks (acquired by Alcatel (NYSE: ALA) Andrew Perlman, President • Formerly of EMI Music with 10 years mobile entertainment experience • Led distribution deals with digital partners for EMI's music and video content • Built the digital business at Classic Media until its sale to Entertainment Rights for $320 million. Ellen Cohl , CFO • Formerly of Arthur Andersen & Co ., Chiaro Networks, and Virtual Communities • Certified Public Accountant with MBA Cliff Weinstein, VP Corporate Development • Formerly partner at Maxim Group • Brings 9 Years of Capital Market experience within the micro/small cap sectors Josh Wolff, VP Services & Solutions • Formerly of NMS Communications

Board of Directors Seth (“Yossi”) Siegel, Chairman of the Board • Former Founder, Chairman and CEO of the Beanstalk Group, world’s largest independent licensing agency • Marketing / brand commentary appears in NY Times, BrandWeek , Wall 2Street Journal, etc. • Served leading Brands such as: AT&T, IBM, Harley Davidson and Ford Jon Medved , CEO and Board Member • Formerly the Founder and General Partner of Israel Seed Andrew Perlman, President and Board Member • Formerly VP of EMI Music with strong background in digital entertainment Edo Segal, Board Member • Founder and CEO of Relegance (sold to AOL ) John Engleman , Board Member • Co - CEO of Classic Media Geoffrey Skolnik , Board Member • Founder and President of G.M. Skolnik Associates • Formerly of Gitano Group, Jacques Moret and Accessory Network Phil Serlin , Board Member and Chairman of the Audit Committee • CFO of Bioline RX ( Nasdaq : BLRX)

Focused on Rapidly Expanding Markets and Trends • Mobile Social is Growing Exponentially – Facebook® and Twitter at the forefront of the phenomenon – Mobile social media users expected to grow from 650 million to 1.3 billion from 2011 - 2016 (1) • Mobile Applications/Preloads – $ 7.7 billion in mobile preloads expected by 2014 (2) – Mobile apps expected to grow from 10.9 billion downloads in 2010 to 76.9 billion in 2014 • Growth of Smartphones – Global smartphone shipments are expected to rise three fold from 2010 to 2015 (3) – Global smartphone sales are expected to reach 948 million by 2015, 26% CAGR (4) (1) Juniper Research (2) iSupply (3) Coda Research (4) Coda Research

Growth of the Smartphone • Smartphone sales are expected to eclipse PC sales in 2012 (1) • Mobile video traffic accounted for over 50% of mobile traffic in 2011 (2) • Smartphones expect to generate 1.3 GB of traffic per month in 2015, a 16 - fold increase over 2010 (3) (1) Morgan Stanley (2) Cisco Visual Network Index (3) Cisco 200 400 600 800 1,000 1,200 Worldwide Forecast of Smartphone Shipments (Millions of Units) 2009 2010 2011 2012 2013 2014 2015

– Mobile application r evenue projected to exceed $25 billion in 2012 and $50 billion by 2014 (1) Mobile Apps on the Rise (1) Gartner Research $10 billion Advertising Revenue End User Spending 2008 2009 2010 2011 2012 2013 2014 $20 billion $30 billion $40billion $50 billion $60 billion $70 billion Projected

Vringo’s Platform Carrier Partners Handset Manufacturers Corporate Partners Direct to Consumer Monthly Recurring Ad Supported Software License One Time Video Ringtones Facetones Video Remix Future Apps/Services Products Revenue Type Proprietary. Strong. Scalable.

Monthly Recurring Ad Supported Software License One Time Fee Revenue Sources Nokia, Heineken, Rotana ZTE, ASUS, INQ App Store, Android Market, Mobango, Getjar Verizon, Orange, Etisalat, Hungama, Maxis, Celcom

Global Partners Carrier Partnerships Handsets Content Providers Advertising

Global Penetration Currently in discussions with several other carriers and pursuing additional agreements Markets in which Vringo has launched or will launch our service through carriers represent several hundred million mobile subscribers

Carrier Relationship Reach Existing Relationships Carrier Potential Subscribers Vodafone 361,000,000 Telefonica 227,000,000 Verizon Wireless 94,000,000 Orange UK 16,000,000 Celcom Malaysia 12,000,000 Maxis Malaysia 11,400,000 RTL Belgium 11,000,000 Etisalat UAE 7,300,000 Starhub Singapore 2,000,000 Total 741,700,000 Expected Q1 Launches Potential Subscribers Carrier #1 ~50,000,000 Carrier #2 ~35,000,000 Carrier #3 ~6,000,000 Additional ~91,000,000 Q1 Potential Subscriber Reach~ 830,000,000

Video Ringtone Service

- High Quality Video and Social Functionality Meets Ringtones
  - Video Ringtones app on Android, Symbian, J2ME & Blackberry
  - App covers more than 400+ popular handset models
  - Any data connected device can get Vringo video ringtone via WAP
  - Instantly share videos via Facebook®, email and SMS
  - VringForward™ goes viral by letting users send favorite videos just by calling!
  - Vringo can build custom apps for ANY mobile platform
  - Recurring Revenue Model

Vringo

Video Ringtone Cumulative Subscribers Continued growth expected with new product launches and partner agreements Global Subscribers 2011

Video Ringtones: Simple, Scalable

Target: $12 - $60 per user per year for Vringo ARPU per service

Premium: $1-3 per clip

Monthly user subscription

User

$1.0 - $5.0

No data traffic charges

Vringo

$0.65 - $3.5

Operator

$0.35 - $1.5

Does not include billing efficiency factors, can be 20% of this in heavily prepaid markets such as Malaysia

X

Operator penetration
(Current Maxis penetration 2% of total subs, 5% of data subs)

Target

4-6%

Modeling assumptions

1-2%*

Current audio RBT

~15%

* Average penetration of addressable market within 1 year of new market launch

Facetones™ Facetones™ turns heads every time your phone rings by taking your friends’ Facebook photos and transforming them into a video mashup which plays whenever your friends call you or you call them. Facetones is the ultimate social mobile app that redefines the calling experience.

Facetones ™ App • The Definitive Mobile Social Experience for Phone Calls • See a visual slideshow of your friends’ social media pictures every time you call them or they call you • Facetones ™ transforms Caller - ID to media - rich video • Facebook® integration matches contacts to profile pics • See friends’ latest pics on incoming AND outgoing calls • Sold together with carrier partners for a $0.99 - 1.99 monthly fee • Facetones is also available as a free ad - supported version Facetones ™

Facetones™ User Acquisition Data Q1 2012 Q2 2012 Q3 2012 Q4 2012 Total Projected Downloads 1,000,000 2,000,000 3,000,000 4,000,000 Total Projected Active Users 350,000 700,000 1,050,000 1,400,000 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 Qtr1 Qtr2 Qtr3 Qtr4 2012 Facetones™ Downloads Projected Facetones™ Cummulative Downloads in 2012

Average User Makes/Receives 5 Phone Calls per day Surpassed 1,000,000 Downloads Approaching 1,000,000 Ad Impressions per day Small Pop - Up Ad after each call

Preloaded Software • Pre - Load agreement with ZTE Corporation, largest handset maker in China and 4 th largest globally • ZTE shipped over 80 million handsets in 2011 • Vringo’s social personalization offers various handset features • Growing realization by handset makers that Vringo’s applications should be included out of the box • Becoming a strategic direction for future distribution of applications

Video Remix • Vringo’s Video ReMix product lets consumers create their own audio - visual remix • Tapping different elements activates beats to remix a song on iPhone , iPad or Android • The video can be uploaded to YouTube and shared on Facebook®, Twitter and Email • First Sponsorship announced with Heineken as the “Star Mix” Application • V iral potential may lead to sponsorship opportunities

Reality TV App • Creating a Mobile Experience for Reality TV and Talent Shows • Vringo creates a high value proposition by exposing consumers to rich branded content during live shows • Reality TV application allows users to: • Review past performances • Set clips as their video ringtones • Receive pushed content exclusive to the app • Vote and get info about their favorite contestants • Successful case was Vringo’s partnership with Nokia and Rotana for a custom app for reality TV show "Star Academy” • 200,000 users downloaded the application, 2X the target set at start of the campaign

Valuable Patent Portfolio • Over 20 Patent Applications Filed and Three (3) Issued • Vringo’s Foundational Patents Cover: – Social Mobile – Mobile Video Technology • As exemplified by Google’s acquisition of Motorola for $12.5 billion, the mobile patent market is lucrative. – Motorola’s portfolio valued at approximately $500,000 per patent U.S. Patent No. 7,761,816 Technology relating to mobile video sharing on legacy handsets U.S. Patent No. 7,877,746 Ability to personalize app installation files for specific individual users U.S. Patent No. 8,041,401 Technology relating to mobile video sharing on newer smartphone handsets

Vringo Comps Public Companies Price Market Cap Revenues (TTM) Revenue Multiples MEDL Mobile Holdings (MEDL.OB) $0.92 $36 million $1.7 million 21 Augme Technologies (AUGT.OB) $2.02 $190 million $4.2 million 45 Poynt Corp (PYN.V) $0.14 $69 million $1.8 million 38 Apps Genius Corp. (APGS.OB) $0.47 $13 million $21,000 619 Vringo (VRNG) $1.40 $19 million $640,000 28

Press Coverage “offers an eyeful…has to be seen to be believed” “Vringo has something that others lack…the caller has the power” “the next level ringtone…this company’s fun and unusual product is just getting better and better” “every call thus becomes an opportunity to share content and to establish identity…Vringo has a head start over competitors” “the service aims to tap consumer’s obsession with creating their own content” “the next big thing in ringtones… soon everyone could have a Vringo, a personalized video ringtone” “Next big thing in the ringtone wave” “the next big thing in ringtones is a company called Vringo” “once again, social media is changing the way we use technology”

Key Growth Drivers • Aggressively Monetize Vringo Distribution Platform • Identify, Acquire or Create Additional Apps and Services • Preloaded Software to Become Significant Revenue Stream • Additional Carrier Deals • Viral Social Mobile Growth • Enhance and Update Current A pps and S ervices • Strengthen IP Portfolio with New Patents

Thank You! Contact Information: Jon Medved, CEO jon@vringo.com Andrew Perlman, President andrew.perlman@vringo.com Cliff Weinstein, VP Corporate Development cliff@vringo.com